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EXHIBIT 10.46

                              Counterpart Agreement

     This COUNTERPART AGREEMENT, dated as of August 24, 2007 (this "Counterpart Agreement") is delivered pursuant to that certain Credit and Guaranty Agreement, dated as of November 30, 2006 (as it may be amended, supplemented or otherwise modified, the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among PACIFIC ENERGY RESOURCES LTD., a Delaware corporation ("Company"), certain Subsidiaries of Company, the Lenders party thereto from time to time, J. ARON & COMPANY, as Lead Arranger and Syndication Agent, and J. ARON & COMPANY, as Administrative Agent.

     Section 1. Pursuant to Section 5.14 of the Credit Agreement, the undersigned hereby:

     (a) agrees that this Counterpart Agreement may be attached to the Credit Agreement and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Credit Agreement and agrees to be bound by all of the terms thereof;

     (b) represents and warrants that each of the representations and warranties set forth in the Credit Agreement and each other Transaction Document and applicable to the undersigned is true and correct both before and after giving effect to this Counterpart Agreement, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct as of such earlier date;

     (c) represents and warrants that no event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby on the date hereof, that would constitute an Event of Default or a Default, except as may be described in a schedule attached hereto;

     (d) agrees to irrevocably and unconditionally guaranty the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)) and in accordance with Section 7 of the Credit Agreement; and

     Section 2. The undersigned agrees from time to time, upon request of Administrative Agent, to take such additional actions and to execute and deliver such additional documents and instruments as Administrative Agent may request to effect the transactions contemplated by, and to carry out the intent of, this Agreement. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given in pursuant to Section 10.1 of the Credit Agreement, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining


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provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

     IN WITNESS WHEREOF, the undersigned has caused this Counterpart Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

                                        PACIFIC ENERGY ALASKA OPERATING LLC


                                        By: /s/ Darren Katic
                                            ------------------------------------
                                            Name: DARREN KATIC
                                            Title: President


Address for Notices:

=====================================
-------------------------------------
Attention: __________________________
Telecopier: _________________________

with a copy to:

=====================================
Attention: __________________________
Telecopier: _________________________


                                     Page 2


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     IN WITNESS WHEREOF, the undersigned has caused this Counterpart Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

                                        PACIFIC ENERGY ALASKA HOLDINGS LLC


                                        By: /s/ Darren Katic
                                            ------------------------------------
                                            Name: DARREN KATIC
                                            Title: President



Address for Notices:

=====================================
-------------------------------------
Attention: __________________________
Telecopier: _________________________

with a copy to:

=====================================
Attention: __________________________
Telecopier: _________________________

                   [Signature Page to Counterpart Agreement]


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ACKNOWLEDGED AND ACCEPTED, as of the date above first written:

J. ARON & COMPANY, as Administrative Agent


By: /s/ Donna Mansfield
    ---------------------------------
    Name: Donna Mansfield
    Title: Attorney In Fact

                   [Signature Page to Counterpart Agreement]